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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              January 25, 2002


                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         1-13508                 63-0661573
- --------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               One Commerce Street
                            Montgomery, Alabama 36104
                   ------------------------------------------
                    (Address of principle executive offices)

                                 (334) 240-5000
                      -----------------------------------
                         (Registrant's telephone number)

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Item 5.  Other Events
         ------------

         BancGroup completed a business combination with Manufacturers Bancshares, Inc. ("Manufacturers") on October 25, 2001. The combination was accounted for as a pooling-of-interests. Accordingly, the accompanying consolidated selected financial data, management's discussion and analysis and consolidated financial statements as of December 31, 2000, and 1999 and for each of the three years in the period ended December 31, 2000 have been restated to give retroactive effect to the combination with Manufacturers and include the combined operations on BancGroup and Manufacturers for all periods presented. Additionally, the accompanying condensed consolidated financial statements and management's discussion and analysis as of September 30, 2001 and 2000 and for the three and nine months ended September 30, 2001 and 2000 have been restated to give retroactive effect to the combination with Manufacturers and include the combined operations of BancGroup and Manufacturers for all periods presented.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.  Exhibit
- -----------  -------

23.1         Consent of Independent Accountants

99.1 Consolidated Selected Financial Data, Management's Discussion and Analysis, Consolidated Financial Statements as of December 31, 2000, and 1999 and for each of the three years in the period ended December 31, 2000.

99.2 Consolidated Selected Financial Data, Management's Discussion and Analysis, as of September 30, 2001, and 2000 and for the three and nine months ended September 30, 2001 and 2000.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    COLONIAL BANCGROUP

                                                    By:  /s/ W. Flake Oakley, IV
                                                    ----------------------------
                                                    W. Flake Oakley, IV
                                                    its Chief Financial Officer


Date:  January 25, 2002